EXHIBIT 21.01

           SUBSIDIARIES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                                                               JURISDICTION
                                                                    OF
COMPANY NAME                                                   INCORPORATION
------------                                                   -------------
1st AgChoice, Inc.                                             South Dakota
1810 Corporation                                               Delaware
Access Coverage Corp., Inc.                                    North Carolina
American Maturity Life Insurance Company                       Connecticut
AML Financial Inc.                                             Connecticut
BMG Capital Advisors, L.L.C.                                   Connecticut
Brazilcap Capitalizacao S.A.                                   Brazil
Business Management Group, Inc.                                Connecticut
Capstone Risk Management, LLC                                  Delaware
Carina Investment Partners, L.P.                               Delaware
CCS Commercial, L.L.C.                                         Delaware
CLA Corporation                                                Connecticut
Claimplace, Inc.                                               Delaware
Ersatz Corporation                                             Delaware
Excess Insurance Company Limited                               U.K.
Fedcap Capitalizacao S.A.                                      Brazil
Fencourt Reinsurance Company, Ltd.                             Bermuda
First State Insurance Company                                  Connecticut
First State Management Group, Inc.                             Delaware
First State Management Group Insurance Services
  of Massachusetts, L.L.C.                                     Massachusetts
First State Management Group Insurance Services
  of Texas, L.L.C.                                             Texas
Four Thirty Seven Land Company Inc.                            Delaware
HARCO Property Services, Inc.                                  Connecticut
Hart Life Insurance Company                                    Connecticut
Hart Re Group, L.L.C.                                          Connecticut
Hartford Accident and Indemnity Company                        Connecticut
Hartford Administrative Services Company                       Minnesota
Hartford Advantage Investment, Ltd.                            Bermuda
Hartford Advisers HLS Fund, Inc.                               Maryland
Hartford Bond HLS Fund, Inc.                                   Maryland
Hartford Capital Appreciation HLS Fund, Inc.                   Maryland
Hartford Casualty General Agency, Inc.                         Texas
Hartford Casualty Insurance Company                            Indiana
Hartford-Comprehensive Employee Benefit Service Company        Connecticut
Hartford Dividend and Growth HLS Fund, Inc.                    Maryland
Hartford Equity Sales Company, Inc.                            Connecticut
Hartford Financial Services Life Insurance Company             Connecticut
Hartford Financial Services, LLC                               Delaware
Hartford Fire General Agency, Inc.                             Texas
Hartford Fire Insurance Company                                Connecticut
Hartford Fire International (Germany) GMBH                     Germany
Hartford Fire International, Ltd.                              Connecticut
Hartford Hedge Fund Company, LLC                               Delaware
Hartford Hedge Fund Management, LLC                            Delaware
Hartford Holdings, Inc.                                        Delaware
Hartford Global Advisers HLS Fund, Inc.                        Maryland
Hartford Index HLS Fund, Inc.                                  Maryland
Hartford Insurance Company of Illinois                         Illinois
Hartford Insurance Company of the Midwest                      Indiana
Hartford Insurance Company of the Southeast                    Florida
Hartford Insurance, Ltd.                                       Bermuda

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                                                                   EXHIBIT 21.01

Hartford Integrated Technologies, Inc.                         Connecticut
Hartford International Life Reassurance Corporation            Connecticut
Hartford International Management Services Company, L.L.C.     Delaware
Hartford International Opportunities HLS Fund, Inc.            Maryland
Hartford Investment Financial Services, L.L.C.                 Delaware
Hartford Investment Management Company                         Delaware
Hartford Investment Services, Inc.                             Connecticut
Hartford Investments Canada Corp.                              Canada
Hartford Investor Services Company, LLC                        Connecticut
Hartford Life and Accident Insurance Company                   Connecticut
Hartford Life and Annuity Insurance Company                    Connecticut
Hartford Life Insurance Company                                Connecticut
Hartford Life Insurance KK                                     Japan
Hartford Life International, Ltd.                              Connecticut
Hartford Life, Inc.                                            Delaware
Hartford Life, Ltd.                                            Bermuda
Hartford Lloyds Corporation                                    Texas
Hartford Lloyds Insurance Company                              Texas
Hartford Management, Ltd.                                      Bermuda
Hartford Management Services Limited                           United Kingdom
Hartford Midcap HLS Fund, Inc.                                 Maryland
Hartford Money Market HLS Fund, Inc.                           Maryland
Hartford Mortgage Securities HLS Fund, Inc.                    Maryland
Hartford of Florida, L.L.C.                                    Florida
Hartford RE Company                                            Connecticut
Hartford Re Spain Correduria de Reaseguros S.A.                Spain
Hartford Risk Management, Inc.                                 Delaware
Hartford Securities Distribution Company, Inc.                 Connecticut
Hartford Seguros de Retiro S.A.                                Argentina
Hartford Series Fund, Inc.                                     Maryland
Hartford Small Company HLS Fund, Inc.                          Maryland
Hartford Specialty Company                                     Delaware
Hartford Specialty Insurance Services of Texas, LLC            Texas
Hartford Stock HLS Fund, Inc.                                  Maryland
Hartford Strategic Investments, LLC                            Connecticut
Hartford Technology Service Company                            Connecticut
Hartford Technology Services Company, L.L.C.                   Delaware
Hartford Underwriters Insurance Company                        Connecticut
HartRe Company, L.L.C.                                         Connecticut
Heritage Holdings, Inc.                                        Connecticut
Heritage Reinsurance Company, Ltd.                             Bermuda
HL Investment Advisors, L.L.C.                                 Connecticut
Hopmeadow Holdings S.A.                                        Argentina
Horizon Management Group, L.L.C.                               Delaware
Horizon Portfolio Management Ltd.                              U.K.
HRA Brokerage Services, Inc.                                   Connecticut
HRA Inc.                                                       Connecticut
Icatu Hartford Administracao de Beneficios LTDA                Brazil
Icatu Hartford Capitalizacao S.A.                              Brazil
Icatu Hartford Fundo de Pensao                                 Brazil
Icatu Hartford Seguros S.A.                                    Brazil
International Corporate Marketing Group, LLC                   Delaware
ISOP Financing Company Limited Partnership                     Connecticut
ITT New England Management Company, Inc.                       Massachusetts
New England Insurance Company                                  Connecticut
New England Reinsurance Corporation                            Connecticut
New Ocean Insurance Co. Ltd.                                   Bermuda
Nutmeg Administrator, LLC                                      Delaware


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                                                                   EXHIBIT 21.01

Nutmeg Insurance Agency, Inc.                                  Connecticut
Nutmeg Insurance Company                                       Connecticut
Nutmeg Life Insurance Company                                  Iowa
Omni General Agency, Inc.                                      Texas
Omni Indemnity Company                                         Illinois
Omni Insurance Company                                         Illinois
Omni Insurance Group, Inc.                                     Georgia
P2P Link LLC                                                   Delaware
Pacific Insurance Company, Limited                             Connecticut
Personal Lines Insurance Center, Inc.                          Connecticut
Planco Financial Services, Inc.                                Pennsylvania
Planco Incorporated                                            Pennsylvania
PPL Holdings LLC                                               Delaware
Property and Casualty Insurance Company of Hartford            Indiana
Sentinel Insurance Company, Ltd.                               Connecticut
Servus Life Insurance Company                                  Connecticut
Specialty Insurance Agency, LLC                                Delaware
Specialty Risk Services, Inc.                                  Delaware
Terry Associates Inc.                                          Connecticut
The Confluence Group, Inc.                                     Connecticut
The Evergreen Group, Incorporated                              New York
The Hartford Club of Simsbury, Inc.                            Connecticut
The Hartford Fidelity & Bonding Company                        Connecticut
The Hartford International Financial Services Group, LLC       Delaware
Thesis, S.A.                                                   Argentina
Trumbull Associates, L.L.C.                                    Connecticut
Trumbull Finance, L.L.C.                                       Connecticut
Trumbull Insurance Company                                     Connecticut
Trumbull Recovery Services, Inc.                               Florida
Trumbull Services, L.L.C.                                      Connecticut
Twin City Fire Insurance Company                               Indiana
United Premium Capital, L.L.C.                                 Connecticut
Woodbury Financial Agency NM, Inc.                             New Mexico
Woodbury Financial Insurance Agency MA, Inc.                   Massachusetts
Woodbury Financial Agency TX, Inc.                             Texas
Woodbury Financial Services, Inc.                              Minnesota

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